Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Yearly Report on Form 10KSB of Quantitative Methods Corporation (the "Company") for the year ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Pierre C. Miron, President and Director of Quantitative Methods Corporation, and Helga Leuthe, Secretary/Treasurer and Director of Quantitative Methods Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 19, 2006


/s/  Pierre c. Miron
Pierre C. Miron, President and Director


/s/  Helga Leuthe
Helga Leuthe, Secretary/Treasurer and Director




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